UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2025

DRAGONFLY ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-40730	85-1873463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12915 Old Virginia Road Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 622-3448

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DFLI	The Nasdaq Capital Market
Redeemable warrants, exercisable for common stock	DFLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Settlement Agreement

On March 5, 2025, Dragonfly Energy Holdings Corp. (the “Company”) entered into a settlement agreement (the “Settlement Agreement”) with LithiumHub, LLC, LithiumHub Technologies, LLC and Martin Koebler (collectively, “LithiumHub”). The Settlement Agreement resolves the patent litigation brought by LithiumHub against the Company before the U.S. International Trade Commission, which alleged the Company’s products, including a battery management system and/or a lithium-ion phosphate cell, infringed on LithiumHub’s United States Patent Nos. 9,412,994 and 9,954,207 (the “Patents-in-Suit”).

Under the Settlement Agreement, the Company has agreed to pay LithiumHub a total of $2.5 million, of which approximately $0.6 million will be paid in 2025, and approximately $1.9 million will be paid in 2026, in exchange for a non-exclusive license in LithiumHub Technologies, LLC’s patents rights relating to the Patents-in-Suit. In accordance with the Settlement Agreement, the Company and LithiumHub will terminate the ongoing patent litigation between them. The Settlement Agreement includes no admission of infringement by the Company.

Press Release

On March 10, 2025, the Company issued a press release announcing the unveiling of its new Battle Born® DualFlow Power Pack during TMC’s 2025 Annual Meeting & Transportation Technology Exhibition. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

This innovative lithium power system is designed to eliminate idle time and alleviate strain on starter batteries by providing dedicated power for hotel loads in long haul trucks. Engineered for universal compatibility, the DualFlow Power Pack installs inside the sleeper cab under the bunk without any modifications to existing systems.

The DualFlow Power Pack powers auxiliary loads while the truck is parked by removing cycles from the starter batteries and extending the lifespan while reducing unnecessary engine starts. Once the truck is back in motion, it recharges using Wakespeed® Charge Control Technology, making use of available energy without additional fuel consumption. Designed for Heavy-Duty Trucking fleets and owner-operators with sleeper cabs, it is particularly well-suited for fleets that do not use auxiliary air conditioners. With a low price point and an ROI well under a year, the Company believes fleets can quickly recover their investment and witness significant real-world savings in fuel costs, battery replacements, and maintenance.

The direct benefits of the Battle Born DualFlow Power Pack include:

●	Eliminates Idling – Provides reliable power throughout the mandatory 10-hour rest period, eliminating the need for idling during rest periods and saving an average of four gallons of fuel per day.
●	Extends Battery Life – Protects starter batteries by minimizing deep discharges and idle strain, reducing the risk of premature failures and costly replacements.
●	Easy Installation – Installs in under an hour with no physical modifications required, making it a quick and hassle-free upgrade for any fleet or owner-operator.
●	Versatile Design – Engineered to be universally compatible with most sleeper cab models, the system can be mounted in any orientation—typically under the bunk inside the cab—to reduce vibration and shield it from road debris and wear.
●	Safe and Reliable – Built with LiFePO4 battery chemistry and an advanced Battery Management System (BMS) for industry-leading safety, performance, and dependability.
●	Built to Last – Engineered for the demands of long-haul trucking and backed by a 10-year warranty, ensuring lasting durability and reliability on the road.

The Battle Born® DualFlow Power Pack expands Dragonfly Energy’s portfolio of cost-saving, sustainable power solutions for the medium- and heavy-duty trucking industry, joining the Battle Born® All-Electric APU and the Battle Born® Liftgate Power System. The solution is available for purchase today and major fleets have already begun integrating the DualFlow Power Pack into their operations, recognizing its value in reducing costs and improving efficiency.

Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others, the risks, uncertainties and factors detailed in the Company’s filings with the SEC, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 16, 2024. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGONFLY ENERGY HOLDINGS CORP.

Dated: March 10, 2025	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	Chief Executive Officer, Interim Chief Financial Officer and President